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                      RETAIL FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into this 1st of September, 2001, by and among HARTFORD LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of Connecticut (hereinafter the"COMPANY"), on its own behalf and on behalf of each separate account of the Company set forth in SCHEDULE A hereto, as may be amended from time to time (each such account hereinafter referred to as a "SEPARATE ACCOUNT"), Goldman Sachs Trust, a management investment company organized under the laws of Delaware (hereinafter the"FUND"), and Goldman, Sachs & Co., a New York limited partnership (hereinafter the "GS&Co.""UNDERWRITER").

                                  WITNESSETH:

WHEREAS, beneficial interests in the Fund arc divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (the "PORTFOLIOS"); and

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter the "1940 ACT") and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 ACT"); and

WHEREAS, the Company issues certain group variable annuity contracts and group funding agreements (the "CONTRACTS") in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "CODE") and the Company has determined that the Fund and each Portfolio are legally permissible investment vehicles for the Separate Accounts and the Contracts; and

WHEREAS, each Separate Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts; and

WHEREAS, GS&Co. is the investment adviser of the Portfolios of the Fund and is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"); and

WHEREAS, GS&Co. is also the principal underwriter for the Fund and is registered as a broker-dealer with the Securities and Exchange Commission (hereinafter the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 ACT"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Funds set forth in SCHEDULE A on behalf of each corresponding Separate Account set forth on such SCHEDULE A to fund the Contracts and GS&Co. is authorized to sell such shares to unit investment trusts such as the Separate Accounts at net asset value.

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NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and GS&Co. agree as follows:

DESCRIPTION OF SERVICES. The Company hereby agrees to perform some or all of the following services:

(a) Act directly or through an agent, as recordholder and nominee of all shares of such Class beneficially owned by customers;

(b) Provide assistance in connection with recordkeeping and administrative services to its customers in connection with their investments in Class A Shares including the maintenance of separate records for each customer, which records will reflect the shares purchased, exchanged and redeemed, including the date and price for transactions, dividend information and share balances, and the maintenance of records of the proceeds of redemptions of shares and other dividends, capital gains or other distributions authorized by the Funds in accordance with the instructions provided by the customers, including, without limitation, changes to accounts and reinvestment into the Funds;

(c) Prepare and transmit to customers periodic (at least quarterly) account statements showing the total number of units owned by customers as of the statement closing date, the accumulation unit value of such units on such date, and purchases and redemptions of units by customers during the period covered by the statement;

(d) Transmit to the customers' plan administrators proxy material, reports and other information provided by the Fund and/or required to be sent to customers;

(e) If applicable, transmit to the Fund or its designated agents such periodic reports as may be necessary or appropriate to enable the Trust to comply with state "Blue Sky" requirements;

(f) Maintain contract balance information for customers and daily and/or monthly purchase summaries relating to the contracts as required by law or regulation;

(g) Provide to customers such reports and information with respect to their investments in the Contract(s) as may be required by then prevailing laws and regulations under the Internal Revenue Code for qualified employee benefit plan accounts, and prepare and file or transmit federal, state and local government reports and returns as required by law with respect to such investments for accounts maintained on behalf of customers;

(h) Transmit or assist in the transmission of purchase orders, exchange requests and redemption requests placed by customers in accordance with the Fund's then current prospectuses;

(i) Prepare and transmit, or assist in the preparation and transmission of, written confirmations to customers of purchase orders, exchange requests and redemption requests placed by customers to the extent such confirmations are required;

(j) Provide or arrange for the provision of materials and other information describing the Contracts and underlying investment options (including portfolios of the Funds) to Company's clients;

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(k)  Provide facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about Funds;

(l) Respond to customer requests for prospectuses and statements of additional information;

(m) Convey to its customers other information about the Funds as may be required by federal or state securities laws or regulations; and

(n) Provide such statistical and other information as may be reasonably requested by the Fund or necessary for the Fund to comply with applicable federal and state laws.

               ARTICLE I. Purchase and Redemption of Fund Shares.

1.1 The Fund and GS&Co. agree to sell to the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of such order. For purposes of this Section, the Company is appointed an agent of the Fund for the limited purpose of receiving such orders from each Separate Account. Receipt by such designee shall constitute receipt by the Fund; provided that the Fund or GS&Co. receives notice of such order via the National Securities Clearing Corporation (the "NSCC") by 10:00 a.m. Eastern Time on the next following business day. The Fund will receive all orders to purchase Portfolio shares using the NSCC's Defined Contribution Clearance & Settlement ("DCC&S") platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section using the NSCC's Fund/SERVE System. Such payment shall be in federal funds transmitted by wire from the Company's designated custodian to the NSCC and shall be processed in accordance with the NSCC's Rules and Procedures insofar as they relate to the same day funds settlement. Except as otherwise specifically provided in this Agreement, orders will be handled and processed in accordance with the standard practices of GS&Co. and the Fund and consistent with the registration statement of each Fund. "NETWORKING" shall mean the NSCC's product that allows Fund's and Companies to exchange account level information electronically.

If the Company is somehow prohibited from submitting purchase and settlement instructions to the Fund for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Fund and GS&Co. agree to sell the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of such order. For purposes of this Section, the Company shall be the designee of the Fund for the receipt of such orders from the Separate Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund or GS&Co. receives notice of such order by 10:00 a.m. Eastern Time on the next following Business Day. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section. Payment shall be in federal funds transmitted by wire from the Company's designated custodian to the Fund. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates it net asset value pursuant to the rules of the SEC.

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1.2  The Fund and GS&Co. agree to make shares of the Portfolios available indefinitely for purchase at the applicable net asset value per share by the Company on Business Days as set forth in the Fund's Prospectus and is permitted by law; provided, however, that GS&Co. and/or the Board of Trustees or Directors, as applicable, of the Fund (hereinafter the "TRUSTEES/DIRECTORS"), may suspend the sale of Portfolio shares or withdraw the sale of such shares if such suspension or withdrawal applies to substantially all of the Fund's customers and is done in the best interest of the Fund. GS&Co. shall provide the Company at least sixty (60) days prior written notice of any decision that has been made to suspend or withdraw the sale of Fund shares.

1.3 Consistent with and subject to the Fund's registration statement and applicable law, the Fund and GS&Co. agree to redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the Fund for the limited purpose of receiving requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Fund; provided the Fund or GS&Co. receives notice of such request for redemption via the NSCC by 10:00 a.m. Eastern Time on the next following Business Day. The Fund will receive all orders to redeem Portfolio shares using the NSCC's DCC&S platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. Redemption orders and payment for Fund shares redeemed shall be made in accordance with this section (and, to the extent not specifically addressed herein, the Fund's registration statement) and the NSCC's Fund/SERVE System. Payment shall be in federal funds transmitted by wire to the Separate Account as designated by the Company, on the same Business Day the Fund or GS&Co. receives notice of the redemption order from the Company, provided that the Fund or GS&Co. receives notice by 10:00 a.m. Eastern Time on such Business Day.

If the Company is somehow prohibited from submitting redemption and settlement instructions to the Fund for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Fund and GS&Co. agree to redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the Fund for the limited purpose of receiving requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Fund; provided the Fund or GS&Co. receives notice of such request for redemption by 10:00 a.m. Eastern Time on the next following Business Day. Payment shall be in federal funds transmitted by wire to the Separate Account as designated by the Company, on the same Business Day the Fund or GS&Co. receives notice of the redemption order from the Company, provided that the Fund or GS&Co. receives notice by 10:00 a.m. Eastern Time on such Business Day. Except as otherwise specifically provided for herein, redemption orders and payments shall be made in accordance with the Fund's registration statement.

1.4 The Company agrees to purchase and redeem the shares of the Portfolios named in SCHEDULE A offered by the then current prospectus of the Fund in accordance with the provisions of the applicable prospectus.

1.5 The Company will place separate orders to purchase or redeem shares of each Portfolio.

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1.6  Issuance and transfer of the Fund's shares will he by book entry only.
Share certificates will not be issued to the Company or any Separate Account. Purchase and redemption orders for Fund shares will be recorded on the Fund's books and records in the name of the omnibus account established by the Company.

1.7 GS&Co. shall use commercially reasonable efforts to furnish same day notice to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's shares in the form of additional shares of that Portfolio. The Fund shall use its commercially reasonable efforts to notify the Company of the number of shares so issued as payment of such dividends and distributions no later than one Business Day after issuance. The Company reserves the right to revoke this election and to receive in cash all such dividends and distributions declared after receipt of notice of revocation by the Fund; any such revocation to be handled in a manner consistent with the Fund's registration statement.

1.8 GS&Co. shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the close of trading each Business Day, but in no event later than 7:00 p.m. Eastern Time on such Business Day, unless circumstances beyond GS&Co.'s, the Fund or their affiliate's control prevent GS&Co. from meeting this deadline.

1.9 (a) The process and determination of the materiality of any net asset value pricing error and its correction shall be based on GS&Co.'s then-effective policy on the correction of such errors, which shall at all times meet the SEC's recommended guidelines regarding these errors. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery.

1.10 If the Company provides incorrect information to the Fund, GS&Co., the Fund shall be entitled to an adjustment with respect to the Fund shares purchased or redeemed to reflect the correct information. Any error in the information provided by the Company shall be reported to the Fund, and GS&Co. promptly upon discovery.

                   ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered unless exempt and that it shall maintain such registration under the 1933 Act to the extent required by the 1933 Act; that the Contracts are intended to be issued and sold in compliance in all material respects with all applicable federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Separate Account prior to any issuance or sale of Contracts, shares or other interests therein, as a segregated asset account under the insurance laws of the State of Connecticut and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act, unless exempt therefrom, to serve as a segregated investment account for the Contracts. Unless exempt, the Company shall amend its registration statement for its Contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts. The Company shall register and qualify the Contracts for sale in accordance with securities laws of the various states only if and to the extent deemed necessary by the Company. The Company's

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entering into and performing its obligations, under this Agreement does not and will not violate its charter documents or by-laws, rules or regulations, or any agreement to which it is a party. The Company acknowledges that the Funds are RETAIL Funds and are not insurance dedicated assets; the Company represents that the Contracts and Separate Accounts are permitted to invest in the Fund; the Company acknowledges that Underwriter, Adviser, and Fund are not assuming any responsibility to ensure that the Fund is managed in a manner that satisfies any legal or regulatory requirements ( including tax and insurance requirements) that are applicable to the Company, the Contracts and/or the Separate Accounts. The Company will notify GS&Co. promptly if for any reason it is unable to perform its obligations under this Agreement.

2.2 The Fund and GS&Co. represent and warrant that (i) Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable federal securities law and that the Fund is and shall remain registered as a management investment company under the 1940 Act for as long as the Fund shares are sold; and (ii) the Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

2.3 The Fund represents that each Portfolio (a) is currently qualified as a Regulated Investment Company under Subchapter M of the Code; (b) will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision); and (c) will notify the Company immediately upon having a reasonable basis for believing that such Portfolio has ceased to so qualify or might not so qualify in the future.

2.4 To the extent that the Fund finances distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Fund represents that its Board of Trustees or Directors, as applicable, including a majority of its Trustees/Directors who are not interested persons of the Fund, have approved a plan under Rule 12b-1 to finance distribution expenses.

2.5 The Fund, GS&Co. and Adviser make no representations as to whether any aspect of their respective operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or insurance regulations of the various states.

2.6 GS&Co. represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. GS&Co. further represents that it will sell and distribute the Fund shares in accordance in all material respects with all applicable federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.7 The Fund represents that it is lawfully organized and validly existing under the laws of the State of Delaware and that it does and will comply in all material respects with applicable provisions of the 1940 Act.

2.8 The Fund represents and warrants that all of its Trustees/Directors, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required by Rule 17g-1 under the 1940 Act.

2.9 Legal Authority. Each party represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized

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by all necessary corporate, partnership or trust action, as applicable, by such party, and, when so executed and delivered, this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

2.10 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage in an amount not less than $5 million. The aforesaid includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.11 GS&Co. represents and warrants that it is and shall remain duly registered in all material respects under all applicable federal securities laws.

2.12 The foregoing representations and warranties shall be made, by the party hereto that makes the representation or warranty as of the date first written above and at the time of each purchase and each sale of the Fund's shares pursuant to this Agreement.

2.13 State Insurance Restrictions. The Company acknowledges and agrees that it is the responsibility of the Company to determine the appropriateness of offering the Funds through its contracts and that neither GS&Co. nor the Fund shall bear any responsibility to the Company, the Contracts or the Separate Accounts for any such determination or the correctness of such determination.

2.15. Compliance. Except as specifically set forth in this Agreement, under no circumstances will any party (or any of such party's affiliates) be held responsible or liable in any respect for any statements or representations made by them or their legal advisers to another party concerning the applicability of any federal or state laws, regulations or other authorities to the activities contemplated by this Agreement.

        ARTICLE III. Prospectuses; Reports and Proxy Statements; Voting

3.1 If requested by the Company, the Fund shall provide the Company at no charge with printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. In addition, if requested by the Company, in lieu of providing printed copies of the Fund's current prospectus and statement of additional information, the Fund shall provide e-mail transmissions or PDF files containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund are amended during the year) to have the prospectus for the Contracts (if applicable) and the Fund's prospectus printed together in one document or separately. The Company may elect to print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

3.1(a). The Fund shall pay for the cost of typesetting, printing and distributing all Fund prospectuses, statements of additional information, Fund reports to shareholders and other Fund communications to the Company. The Fund shall pay for all costs for typesetting, printing and distributing proxy materials to the Company, but not to any of Company's customers.

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3.2  The Fund's statement of additional information shall be obtainable from the
Fund and/or the Underwriter or such other person as the Fund may designate.

                   ARTICLE IV. Sales Material and Information

4.1 The Company shall furnish, or shall cause to be furnished, to the Fund, GS&Co. or their designee, each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company in which the Fund or GS&Co. is described, at least ten business days prior to its use. No such literature or material shall be used without prior approval from the Fund, GS&Co. or their designee, which approval shall not be unreasonably withheld. The Fund and GS&Co. hereby represent that they will respond to Company's requests for approval within such ten (10) day time period. Such approval process shall not apply to subsequent usage of materials that are substantially similar to prior approved materials.

4.2 Neither the Company nor any person contracting with the Company shall give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund or its designee.

4.3 The Fund shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or any Separate Account is named, at least five calendar days prior to its use. No such literature or material shall be used without prior approval from the Company or its designee. Such approval process shall not apply to subsequent usage of materials that are substantially similar to prior approved materials.

4.4 Neither the Fund nor GS&Co. shall give any information or make any representations on behalf of the Company or concerning the Company, each Separate Account, or the Contracts other than the information or representations contained in the Contracts, a disclosure document, registration statement or prospectus for the Contracts (if applicable), as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Separate Account which are in the public domain or approved by the Company for distribution to Contract owners or participants, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.

4.5 The Fund will provide to the Company at least one complete copy of all prospectuses, statements of additional information, reports to shareholders, proxy statements, and all amendments to any of the above, that relate to the Fund or its shares, promptly after the filing of such document with the SEC or other regulatory authorities.

4.6. The Company will provide to the Fund at least one complete copy of all prospectuses, statements of additional information, reports, solicitations for voting instructions, and all amendments to any of the above, if applicable to the investment in a Separate Account or Contract, promptly after the filing of such document with the SEC or other regulatory authorities.

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4.7  For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures. Internet, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, electronic mail, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, disclosure documents, prospectuses, statements of additional information, shareholder reports, and proxy materials.

4.8 The Company agrees and acknowledges that the Company has no right, title or interest in the names and marks of the Fund and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Fund and GS&Co. The Company shall not use any such names or marks on its own behalf or on behalf of a Separate Account in connection with marketing the Contracts without prior written consent of the Fund and GS&Co. Upon termination of this Agreement for any reason, the Company shall cease all use of any such names or marks.

4.9 The Fund and Underwriter agree and acknowledge that each has no right, title or interest in the names and marks of the Company, and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Company. The Fund and Underwriter shall not use any such names or marks on its own behalf or on behalf of a Fund in connection with marketing the Fund without prior written consent of the Company. Upon termination of this Agreement for any reason, the Fund and Underwriter shall cease all use of any such names or marks.

4.10 Customer Complaints. The Company shall promptly address all customer complaints and resolve such complaints consistent with high ethical standards and principles of ethical conduct.

4.11  Complaints and Proceedings

(a) The Company shall immediately notify GS&Co. of: (i) any action or circumstances affecting the Fund that may prevent the lawful offer or sale of the Contracts or any class of Contracts in any state or jurisdiction, including, without limitation, any circumstance in which such Contracts are not registered, qualified and approved, and, in all material respects, issued and sold in accordance with applicable state and federal laws. The Company will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and. if any such order is issued, to obtain the lifting thereof at the earliest possible time.

(b) The Company shall provide to GS&Co. any complaints it has received from Contract Owners pertaining to GS&Co. or a Fund, and GS&Co. and Distributor shall each provide to the Company any complaints it has received from Contract Owners relating to the Contracts.

4.12 Cooperation. Each party hereto shall cooperate with the other parties and all appropriate government authorities (including without limitation the SEC, the NASD and state securities and insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry by any such authority relating to this Agreement or the

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transactions contemplated hereby. However, such access shall not extend to attorney-client privileged information.

                          ARTICLE V. Fees and Expenses

5.1 The Fund shall pay the fees and expenses provided for in the attached SCHEDULE B.

5.2. Company Expenses. Expenses incident to the Company's performance of its duties and obligations under this Agreement include, but are not limited to, the costs of:

(a) the sale, marketing and distribution of the Contracts and compensation for Contract sales;

(b)  administration of the Contracts;

(c) preparation, printing and dissemination of all statements and notices to Contract Owners required by any Federal or state insurance law other than the costs related to the Fund's prospectuses, proxy statements and other notices to shareholders; and

(d) preparation, printing and dissemination of all marketing materials for the Contracts except where other arrangements are made in advance.

                          ARTICLE VI. Indemnification

6.1  Indemnification By The Company

(a) The Company agrees to indemnify and hold harmless the Fund, GS&Co. and each of their respective trustees, directors, officers, employees or agents and each person, if any, who controls the Fund or GS&Co. within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the disclosure statement, registration statement, prospectus or statement of information for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to an Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Fund to the Company on behalf of the Fund for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales

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            literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

       (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund registration statement, Fund prospectus or sales literature or other promotional material of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund, GS&Co.); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

       (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund registration statement, Fund prospectus, statement of additional information or sales literature or other promotional material of the Fund (or any amendment thereof or supplement thereto) or the omission or alleged omission to slate therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund or GS&Co. by the Company or persons under its control; or

       (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement;

       (v) arise out of or are based upon any violation of federal or state law by, the Company or persons under its control or subject to its authorization, including without limitation, any broker-dealers or agents authorized to sell the Contracts, with respect to the sale, marketing or distribution of the Contracts or Fund shares, including, without limitation, any impermissible use of broker-only material, unsuitable or improper sales of the Contracts or unauthorized representations about the Contracts or GS&Co.;

       (vi) arise out of any material breach by the Company or persons under its control (or subject to its authorization) of this Agreement; or

       (vii) arise out of any breach of any warranties contained in Article II hereof, any failure to transmit a request for redemption or purchase of Fund shares or payment therefor on a timely basis in accordance with the procedures set forth in Article I, or any unauthorized use of the names, trade names or trademark of GS&Co.;

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

6.2  Indemnification By GS&Co.

(a) GS&Co. agrees, with respect to each Portfolio that it distributes, to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of GS&Co.) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios that it distributes or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Fund or GS&Co. on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

       (ii) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Fund or GS&Co. or persons under the control of the Fund or GS&Co., respectively, with respect to the sale or distribution of the Contracts or Portfolio shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Fund or GS&Co. or persons under the control of the Fund or GS&Co., respectively; or

       (iv) arise as a result of any material failure by the Fund or GS&Co. to provide the services and furnish the materials under the terms of this Agreement;

       (v) arise out of or result from any material breach of any representation and/or warranty made by GS&Co. or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by GS&Co. or the Fund; except to the extent provided in Sections 6.2(b) and 6.4 hereof;

       (vi) arise out of or are based upon any violation of federal or state law by GS&Co. or persons under its control or subject to its authorization;

       (vii) arise out of any material breach by GS&Co. or persons under its control (or subject to its authorization) of this Agreement; or

       (viii) arise out of any breach of any warranties contained in Article II hereof, any failure to transmit a redemption of shares or payment therefor on a timely basis in accordance with the procedures set forth in Article I, or any unauthorized use of the names, trade names or trademark of Company.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify GS&Co. of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.3  Indemnification by the Fund

(a) The Fund agrees to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Fund or GS&Co. on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

       (ii) arise out of or as a result of (a) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or GS&Co. or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Fund or GS&Co. or persons under the control of the Fund or GS&Co., respectively, with respect to the sale or distribution of the Contracts or Portfolio shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Fund or GS&Co. or persons under the control of the Fund or GS&Co., respectively; or

       (iv) arise as a result of any material failure by the Fund or GS&Co. to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by GS&Co. or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by GS&Co. or the Fund; except to the extent provided in Sections 6.3(b) and 6.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify GS&Co. of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.4.  Indemnification Procedure

(a) Any person obligated to provide indemnification under this Article VI ("INDEMNIFYING PARTY" for the purpose of this Section 6.4) shall not be liable under the indemnification provisions of this Article VI with respect to any claim made against a party entitled to indemnification under this Article VI("INDEMNIFIED PARTY" for the purpose of this Section 6.4) unless such Indemnified Party shall have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such party shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VI. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless:

       (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or

       (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VI. The indemnification provisions contained in this Article VI shall survive any termination of this Agreement.

6.5 Rule of Construction. It is the parties' intention that, in the event of an occurrence for which the Underwriter has agreed to indemnify the Company, the Company shall seek indemnification from the Fund only in circumstances in which the Fund is entitled to seek indemnification from a third party with respect to the same event or cause thereof.

                          ARTICLE VII. Applicable Law

7.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York.

7.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

                           ARTICLE VIII. Termination

8.1 TERMINATION. This Agreement shall continue in effect until June 30 of the year following the date first set forth above, and shall continue in effect from year to year thereafter unless otherwise terminated as provided for herein. All material amendments to this Agreement must be in writing and must be approved by the Trustees in the manner described above for continuing this Agreement. The term "assignment" shall have the meaning given to it in the 1940 Act. Any notice furnished hereunder shall be in writing and shall be mailed or delivered to the other party at its address set forth in Article IX below.

8.2  This Agreement shall terminate:

(a) at the option of any party upon ninety (90) days advance written notice to the other parties unless otherwise agreed in a separate written agreement among the parties; or

(b) at the option of the Fund, GS&Co. upon institution of formal proceedings against the Company by the NASD, NASD Regulation, Inc.("NASDR"), the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Separate Accounts, or the purchase of the Fund shares, which in the judgment of the Fund, GS&Co. are reasonably likely to have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

(c) at the option of the Company upon institution of formal proceedings against the Fund, GS&Co. by the NASD, NASDR, the SEC, or any state securities or insurance department or any other regulatory body, related to the purchase or sale of the Fund shares or the operation of the Fund which in the judgment of the Company are reasonably likely to have a material adverse effect on GS&Co.'s, or the Fund's ability to perform its obligations under this Agreement; or

(d) at the option of the Company if a Portfolio delineated in SCHEDULE A ceases to qualify as a Regulated Investment Company under Subchapter M of the Code (a "RIC"), or under any successor or similar provision, and the disqualification is not cured within the period permitted for such cure, or if the Company reasonably believes that any such Portfolio may fail to so qualify and be unable to cure such disqualification within the period permitted for such cure; or

(e) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; provided that the party not in breach shall give the party in breach notice of the breach and the party in breach does not cure such breach within 30 days of receipt of such notice of breach.

8.3  Notice Requirement

(a) In the event that any termination of this Agreement is based upon the provisions of Sections 8.2(b), 8.2(c) or 8.2(d), prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to be effective upon receipt of such notice by the non-terminating parties; provided that for any termination of this Agreement based on the provisions of
Section 8.2(d), said termination shall be effective upon the Portfolio's failure to qualify as a RIC and to cure such disqualification within the period permitted for such cure.

8.4 It is understood and agreed that the right to terminate this Agreement pursuant to Section 8.1(a) may be exercised for any reason or for no reason.

8.5  Effect of Termination

(a) Notwithstanding any termination of this Agreement pursuant to Section 8.2(a) through 8.2(e) of this Agreement and subject to Section 1.2 of this Agreement, the Company may require the Fund and the Underwriter to continue to make available additional shares of the Fund for 180 days after the termination of this Agreement pursuant to the terms and conditions of this Agreement and as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "EXISTING CONTRACTS"), unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body.

(b) The Fund and/or Underwriter shall remain obligated to pay Company the fee(s) in effect as of the date of termination for so long as shares are held by the Accounts and Company continues to provide services to the Accounts. Such fee shall apply to shares purchased both prior to and subsequent to the date of termination. This Agreement, or any provision thereof, shall survive the termination to the extent necessary for each party to perform its obligations with respect to shares for which a fee continues to be due subsequent to such termination.

                              ARTICLE IX. Notices

9.1 (a) Any notice shall be deemed duly given only if sent by hand or overnight express delivery, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given the date received or rejected by the addressee.

     If to the Company;

            Hartford Life Insurance Company
            200 Hopmeadow Street
            Simsbury, Connecticut 06089
            Attention: Vice President, Investment Products Division

     with a copy to:

            General Counsel
            Hartford Life Insurance Company
            200 Hopmeadow Street
            Simsbury, Connecticut 06089

     If to the Fund:

            Goldman Sachs Trust
            32 Old Slip, 17th Floor
            New York, NY 10005
            Attention: James Fitzpatrick
            Managing Director

     If to GS&Co.:

            Goldman Sachs Trust
            32 Old Slip, 17th Floor
            New York, NY 10005
            Attention: James Fitzpatrick
            Managing Director
     with a copy to:

            Goldman, Sachs & Co.
            32 Old Slip, 17th Floor
            New York, NY 10005
            Attention: James McNamara Managing Director

                            ARTICLE X Miscellaneous

10.1 Subject to law and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all other information reasonably identified as such in writing by any other party hereto, and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information without the express prior written consent of the affected party until such time as it may come into the public domain. In addition, the parties hereby represent that they will use and disclose Personal Information (as defined below) only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). "PERSONAL INFORMATION" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If either party outsources services to a third party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

10.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

10.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

10.5 This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

10.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, NASDR and state insurance regulators) and shall permit each other and such authorities (and the parties hereto) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California laws and regulations.

10.7 Each party represents that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (b) the party has obtained, and during the term of this Agreement will maintain, all authorizations, licenses, qualifications or registrations required to be maintained in connection with the performance of its duties under this Agreement; and (c) the party will comply in all material respects with all applicable laws, rules and regulations.

10.8 The parties to this Agreement may amend by written agreement the Schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Separate Accounts or the Portfolios of the Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY          GOLDMAN, SACHS & CO.

By     /s/ Michael J. Welsh              By     /s/ James McNamara
       --------------------------------         --------------------------------
Name:  Michael J. Welsh                  Name:  James McNamara
Title: Vice President Product/Marketing  Title: Managing Director

GOLDMAN SACHS TRUST

By     /s/ James Fitzpatrick
       --------------------------------
Name:  James Fitzpatrick
Title: Managing Director

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC

                                   PORTFOLIOS

Goldman Sachs Capital Growth
Goldman Sachs Core Small Equity
Goldman Sachs International Equity
Goldman Sachs Global Income
Goldman Sachs Government Income

*   Class A Shares

                                   SCHEDULE B

In consideration of the services provided by the Company, GS&Co. agrees to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

PORTFOLIO                                           SUB-TRANSFER AGENT FEES             ADDITIONAL SERVICE FEE
----------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital Growth              0.15% of the average daily net asset value   0.05%*
                                          of non-money market Class A Shares which
                                          are beneficially owned by Company's
                                          customers during such period.
Goldman Sachs Core Small Equity           0.15% of the average daily net asset value   0.05%*
                                          of non-money market Class A Shares which
                                          arc beneficially owned by Company's
                                          customers during such period.
Goldman Sachs International Equity        0.15% of the average daily net asset value   0.05%*
                                          of non-money market Class A Shares which
                                          are beneficially owned by Company's
                                          customers during such period.
Goldman Sachs Global Income               0.15% of the average daily net asset value   0.05%*
                                          of non-money market Class A Shares which
                                          are beneficially owned by Company's
                                          customers during such period.
Goldman Sachs Government Income           0.15% of the average daily net asset value   0.05%*
                                          of non-money market Class A Shares which
                                          are beneficially owned by Company's
                                          customers during such period.

------------

*   A portion of these fees may be paid by GS&Co.'s investment advisory revenue.

             FIRST AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT
                                    Between
                              GOLDMAN SACHS TRUST
                                      And
                              GOLDMAN, SACHS & CO.
                                      And
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and entered into as of the 1st day of May, 2002 between HARTFORD LIFE INSURANCE COMPANY ("Company"), and GOLDMAN SACHS TRUST, a management investment company organized under the laws of Delaware, and GOLDMAN, SACHS & CO., a New York limited partnership.

WHEREAS, the parties desire to amend the Agreement to allow for the addition of certain Portfolios,

NOW, THEREFORE, the parties agree as follows:

1 .  Schedules A and B shall be replaced by the attached Schedule A and Schedule
B.

2. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY         GOLDMAN SACHS TRUST

By:     /s/ David Levenson              By:     /s/ James Fitzpatrick
        ------------------------------          ------------------------------
Name:   David Levenson                  Name:
Title:  Vice - President                Title:
Date:   6-21-02                         Date:

                                        GOLDMAN, SACHS & CO.

                                        By:     /s/ James Fitzpatrick
                                                ------------------------------
                                        Name:
                                        Title:
                                        Date:

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC, Eleven

                                   PORTFOLIOS

Goldman Sachs Capital Growth
Goldman Sachs CORE Small Cap Equity
Goldman Sachs International Equity
Goldman Sachs Global Income
Goldman Sachs Government Income
Goldman Sachs Mid Cap Value
Goldman Sachs Small Cap Value
Goldman Sachs CORE US Equity
Goldman Sachs Balanced
Goldman Sachs Growth & Income
Goldman Sachs Growth Opportunities
Goldman Sachs Core Fixed Income

* Class A Shares

                                   SCHEDULE B

In consideration of the services provided by the Company, Goldman, Sachs & Co. agrees to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

PORTFOLIO                          SUB-TRANSFER AGENT FEES      ADDITIONAL SERVICE FEE
--------------------------------------------------------------------------------------
Goldman Sachs Capital Growth    0.15% of the average daily net         0.05%*
                                asset value of non-money
                                market Class A Shares which
                                are beneficially owned by
                                Company's customers during
                                such period.
Goldman Sachs CORE Small Cap    0.15% of the average daily net         0.05%*
 Equity                         asset value of non-money
                                market Class A Shares which
                                are beneficially owned by
                                Company's customers during
                                such period.
Goldman Sachs International     0.15% of the average daily net         0.05%*
 Equity                         asset value of non-money
                                market Class A Shares which
                                are beneficially owned by
                                Company's customers during
                                such period.
Goldman Sachs Global Income     0.15% of the average daily net         0.05%*
                                asset value of non-money
                                market Class A Shares which
                                are beneficially owned by
                                Company's customers during
                                such period.
Goldman Sachs Government        0.15% of the average daily net         0.05%*
 Income                         asset value of non-money
                                market Class A Shares which
                                are beneficially owned by
                                Company's customers during
                                such period.
Goldman Sachs Mid Cap Value     0.15% of the average daily net         0.05%*
                                asset value of non-money
                                market Class A Shares which
                                are beneficially owned by
                                Company's customers during
                                such period.
Goldman Sachs Small Cap Value   0.15% of the average daily net         0.05%*
                                asset value of non-money
                                market Class A Shares which
                                are beneficially owned by
                                Company's customers during
                                such period.

PORTFOLIO                          SUB-TRANSFER AGENT FEES      ADDITIONAL SERVICE FEE
--------------------------------------------------------------------------------------
Goldman Sachs CORE US Equity    0.15% of the average daily net         0.05%*
                                asset value of non-money
                                market Class A Shares which
                                are beneficially owned by
                                Company's customers during
                                such period.
Goldman Sachs Balanced          0.15% of the average daily net         0.05%*
                                asset value of non-money
                                market Class A Shares which
                                are beneficially owned by
                                Company's customers during
                                such period.
Goldman Sachs Growth & Income   0.15% of the average daily net         0.05%*
                                asset value of non-money
                                market Class A Shares which
                                are beneficially owned by
                                Company's customers during
                                such period.
Goldman Sachs Growth            0.15% of the average daily net         0.05%*
 Opportunities                  asset value of non-money
                                market Class A Shares which
                                are beneficially owned by
                                Company's customers during
                                such period.
Goldman Sachs Core Fixed        0.15% of the average daily net         0.05%*
 Income                         asset value of non-money
                                market Class A Shares which
                                are beneficially owned by
                                Company's customers during
                                such period.

------------

* A portion of these fees may be paid by Goldman, Sachs & Co.'s investment advisory revenue.

            SECOND AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT
                                    Between
                              GOLDMAN SACHS TRUST
                                      And
                              GOLDMAN, SACHS & CO.
                                      And
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and entered into as of the 1st day of August, 2003 between HARTFORD LIFE INSURANCE COMPANY ("Company"), and GOLDMAN SACHS TRUST, a management investment company organized under the laws of Delaware, and GOLDMAN, SACHS & CO., a New York limited partnership.

WHEREAS, the parties entered into a Retail Fund Participation Agreement dated September 1, 2001, as amended as of May 1, 2002 (the "Agreement"), and now desire to further amend the Agreement to allow for the addition of the Goldman Sachs Strategic Growth Portfolio,

NOW, THEREFORE, the parties agree as follows:

1.  Schedules A and B shall be replaced by the attached Schedule A and Schedule
B.

2. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY          GOLDMAN SACHS TRUST

By:     James Davey                      By:     /s/ James A. McNamara
        -------------------------------          -------------------------------
Name:   James Davey                      Name:   James A. McNamara
Title:  Vice President                   Title:  Vice President
Date:   8-4-03                           Date:   July 28, 2003

                                         GOLDMAN, SACHS & CO.

                                         By:     /s/ James A. McNamara
                                                 -------------------------------
                                         Name:   James A. McNamara
                                         Title:  Managing Director
                                         Date:   July 28, 2003

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND/OR 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC, Eleven

                                   PORTFOLIOS

Goldman Sachs Capital Growth
Goldman Sachs CORE Small Cap Equity
Goldman Sachs International Equity
Goldman Sachs Global Income
Goldman Sachs Government Income
Goldman Sachs Mid Cap Value
Goldman Sachs Small Cap Value
Goldman Sachs CORE US Equity
Goldman Sachs Balanced
Goldman Sachs Growth & Income
Goldman Sachs Growth Opportunities
Goldman Sachs Core Fixed Income
Goldman Sachs Strategic Growth

*   Class A Shares

                                   SCHEDULE B

In consideration of the services provided by the Company, Goldman, Sachs & Co. agrees to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

PORTFOLIO                                       SUB-TRANSFER AGENT FEES             ADDITIONAL SERVICE FEE
----------------------------------------------------------------------------------------------------------
Goldman Sachs Capital Growth         0.15% of the average daily net asset value of         0.05%*
                                     non-money market Class A Shares which are
                                     beneficially owned by Company's customers
                                     during such period.
Goldman Sachs CORE Small Cap Equity  0.15% of the average daily net asset value of         0.05%*
                                     non-money market Class A Shares which are
                                     beneficially owned by Company's customers
                                     during such period.
Goldman Sachs International Equity   0.15% of the average daily net asset value of         0.05%*
                                     non-money market Class A Shares which are
                                     beneficially owned by Company's customers
                                     during such period.
Goldman Sachs Global Income          0.15% of the average daily net asset value of         0.05%*
                                     non-money market Class A Shares which are
                                     beneficially owned by Company's customers
                                     during such period.
Goldman Sachs Government Income      0.15% of the average daily net asset value of         0.05%*
                                     non-money market Class A Shares which are
                                     beneficially owned by Company's customers
                                     during such period.
Goldman Sachs Mid Cap Value          0.15% of the average daily net asset value of         0.05%*
                                     non-money market Class A Shares which are
                                     beneficially owned by Company's customers
                                     during such period.
Goldman Sachs Small Cap Value        0.15% of the average daily net asset value of         0.05%*
                                     non-money market Class A Shares which are
                                     beneficially owned by Company's customers
                                     during such period.

PORTFOLIO                                       SUB-TRANSFER AGENT FEES             ADDITIONAL SERVICE FEE
----------------------------------------------------------------------------------------------------------
Goldman Sachs CORE US Equity         0.15% of the average daily net asset value of         0.05%*
                                     non-money market Class A Shares which are
                                     beneficially owned by Company's customers
                                     during such period.
Goldman Sachs Balanced               0.15% of the average daily net asset value of         0.05%*
                                     non-money market Class A Shares which are
                                     beneficially owned by Company's customers
                                     during such period.
Goldman Sachs Growth & Income        0.15% of the average daily net asset value of         0.05%*
                                     non-money market Class A Shares which are
                                     beneficially owned by Company's customers
                                     during such period.
Goldman Sachs Growth Opportunities   0.15% of the average daily net asset value of         0.05%*
                                     non-money market Class A Shares which are
                                     beneficially owned by Company's customers
                                     during such period.
Goldman Sachs Core Fixed Income      0.15% of the average daily net asset value of         0.05%*
                                     non-money market Class A Shares which are
                                     beneficially owned by Company's customers
                                     during such period.
Goldman Sachs Strategic Growth       0.15% of the average daily net asset value of         0.05%*
                                     non-money market Class A Shares which are
                                     beneficially owned by Company's customers
                                     during such period.

------------

* A portion of these fees may be paid by Goldman, Sachs & Co.'s investment advisory revenue.

             THIRD AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT
                                    Between
                              GOLDMAN SACHS TRUST
                                      And
                              GOLDMAN, SACHS & CO.
                                      And
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT is made and entered into as of the 1st day of November, 2004 between HARTFORD LIFE INSURANCE COMPANY ("Company"), and GOLDMAN SACHS TRUST, a management investment company organized under the laws of Delaware, and GOLDMAN, SACHS & CO., a New York limited partnership.

WHEREAS, the parties desire to amend the Agreement to allow for the addition of certain Portfolios,

NOW, THEREFORE, the parties agree as follows:

1.  Schedules A and B shall be replaced by the attached Schedule A and Schedule
B.

2. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY          GOLDMAN SACHS TRUST

By:    /s/ James Davey                   By:    /s/ James McNamara
       --------------------------------         --------------------------------
Name:  James Davey                       Name:  James McNamara
Title: Vice President                    Title: Managing Director
Date:  November 30, 2004                 Date:  November 18, 2004

                                         GOLDMAN, SACHS & Co.

                                         By:    /s/ James McNamara
                                                --------------------------------
                                         Name:  James McNamara
                                         Title: Managing Director
                                         Date:  November 18, 2004

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4, 401

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC, Eleven

                                   PORTFOLIOS

Goldman Sachs Balanced (Class A Shares)
Goldman Sachs Capital Growth (Class A Shares)
Goldman Sachs Core Fixed Income (Class A Shares)
Goldman Sachs Core Fixed Income (Class A Shares)
Goldman Sachs CORE International Equity (Service Class Shares)
Goldman Sachs CORE Small Cap Equity (Class A Shares)
Goldman Sachs CORE US Equity (Class A Shares)
Goldman Sachs Global Income (Class A Shares)
Goldman Sachs Government Income (Class A Shares)
Goldman Sachs Growth & Income (Class A Shares)
Goldman Sachs Growth Opportunities (Class A and Service Class Shares) Goldman Sachs Growth Opportunities (Class A Shares)
Goldman Sachs High Yield (Class A Shares)
Goldman Sachs International Equity (Class A Shares)
Goldman Sachs Large Cap Value (Service Class Shares)
Goldman Sachs Mid Cap Value (Class A and Service Class Shares)
Goldman Sachs Small Cap Value (Class A and Service Class Shares)
Goldman Sachs Tollkeeper (Service Class Shares)

                                   SCHEDULE B

In consideration of the services provided by the Company, Goldman, Sachs & Co. agrees to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

CLASS A SHARES:

PORTFOLIO                                         SUB-TRANSFER AGENT FEES           ADDITIONAL SERVICE FEE
----------------------------------------------------------------------------------------------------------
Goldman Sachs Capital Growth              (0.15% of the average daily net asset     0.05%*
                                          value of non-money market Class A Shares
                                          which are beneficially owned by
                                          Company's customers during such period.
Goldman Sachs CORE Small Cap Equity       0.15% of the average daily net asset      0.05%*
                                          value of non-money market Class A Shares
                                          which are beneficially owned by
                                          Company's customers during such period.
Goldman Sachs High Yield                  0.15% of the average daily net asset      0.05%*
                                          value of non-money market Class A Shares
                                          which are beneficially owned by
                                          Company's customers during such period.
Goldman Sachs International Equity        0.15% of the average daily net asset      0.05%*
                                          value of non-money market Class A Shares
                                          which are beneficially owned by
                                          Company's customers during such period.
Goldman Sachs Global Income               0.15% of the average daily net asset      0.05%*
                                          value of non-money market Class A Shares
                                          which are beneficially owned by
                                          Company's customers during such period.
Goldman Sachs Government Income           0.15% of the average daily net asset      0.05%*
                                          value of non-money market Class A Shares
                                          which are beneficially owned by
                                          Company's customers during such period.
Goldman Sachs Mid Cap Value               0.15% of the average daily net asset      0.05%*
                                          value of non-money market Class A Shares
                                          which are beneficially owned by
                                          Company's customers during

PORTFOLIO                                         SUB-TRANSFER AGENT FEES            ADDITIONAL SERVICE FEE
-------------------------------------------------------------------------------------------------------------
                                          such period.
Goldman Sachs Small Cap Value             0.15% of the average daily net asset      0.05% *
                                          value of non-money market Class A Shares
                                          which are beneficially owned by
                                          Company's customers during such period.
Goldman Sachs CORE US Equity              0.15% of the average daily net asset      0.05% *
                                          value of non-money market Class A Shares
                                          which are beneficially owned by
                                          Company's customers during such period.
Goldman Sachs Balanced                    0.15% of the average daily net asset      0.05% *
                                          value of non-money market Class A Shares
                                          which are beneficially owned by
                                          Company's customers during such period.
Goldman Sachs Growth & Income             0.15% of the average daily net asset      0.05% *
                                          value of non-money market Class A Shares
                                          which are beneficially owned by
                                          Company's customers during such period.
Goldman Sachs Growth Opportunities        0.15% of the average daily net asset      0.05% *
                                          value of non-money market Class A Shares
                                          which are beneficially owned by
                                          Company's customers during such period.
Goldman Sachs Core Fixed Income           0.15% of the average daily net asset      0.05% *
                                          value of non-money market Class A Shares
                                          which are beneficially owned by
                                          Company's customers during such period.

SERVICE CLASS SHARES:

                                                                 ADDITIONAL SERVICE        ADMINISTRATIVE
PORTFOLIO                                   SERVICE FEES                FEE                     FEE
---------------------------------------------------------------------------------------------------------------
Goldman Sachs CORE International Equity               0.25%                    0.25%                  0.25%
Goldman Sachs Growth Opportunities                    0.25%                    0.25%                  0.25%
Goldman Sachs Large Cap Value                         0.25%                    0.25%                  0.25%
Goldman Sachs Mid Cap Value                           0.25%                    0.25%                  0.25%

                                                                      ADDITIONAL SERVICE        ADMINISTRATIVE
PORTFOLIO                                        SERVICE FEES                FEE                     FEE
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs Small Cap Value                              0.25%                    0.10%                  0.25%
Goldman Sachs Tollkeeper                                   0.25%                    0.25%                  0.25%

------------

* A portion of these fees may be paid by Goldman, Sachs & Co.out of its own revenue.

            FOURTH AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT
                                     AMONG
                              GOLDMAN SACHS TRUST
                              GOLDMAN, SACHS & CO.
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

THIS FOURTH AMENDMENT is made and entered into as of the 28th day of October, 2008 among Hartford Life Insurance Company ("Company"), Goldman Sachs Trust, a management investment company organized under the laws of Delaware, and Goldman, Sachs & Co., a New York limited partnership.

                                  WITNESSETH:

WHEREAS, the parties entered into a Retail Fund Participation Agreement dated September 1, 2001, as last amended on November 1, 2004 (the "Agreement"); and

WHEREAS, the parties desire to amend the Agreement to allow for the addition of the R and IR Share Classes,

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreement hereinafter contained, the parties hereby agree to amend Schedule A and B, pursuant to the terms of the Agreement as follows:

1. Schedules A and B shall be deleted in their entirety and replaced with the attached Schedules A and B.

2. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

GOLDMAN, SACHS & CO.                     HARTFORD LIFE INSURANCE COMPANY

By:     /s/ James A. McNamara            By:     /s/ Jason Frain
        -------------------------------          -------------------------------
Name:   James A. McNamara                Name:   Jason Frain
Title:  Managing Director                Title:  Assistant Vice President
Date:   11/10/08                         Date:   10/29/08

GOLDMAN SACHS TRUST

By:     /s/ James A. McNamara
        -------------------------------
Name:   James A. McNamara
Title:  President
Date:   11/10/08

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, Kl, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4, 401

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC,

Separate Account Two, Separate Account Eleven, Separate Account Fourteen

                                   PORTFOLIOS

All Series of the Goldman Sachs Trust (Class A, Class R, Class IR and Service Class only)

                                   SCHEDULE B

In consideration of the services provided by the Company, GOLDMAN SACHS TRUST and GOLDMAN, SACHS & CO. agree to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

                                                                                                            ADDITIONAL SERVICE
PORTFOLIO                                                           12B-1 FEES (1)       SUB-TA FEES             FEES (2)
---------------------------------------------------------------------------------------------------------------------------------
All Goldman Sachs Trust Equity Funds -- Class A Shares                  0.25%               0.15%                  0.15%
All Goldman Sachs Trust Fixed Income Funds -- Class A Shares            0.25%               0.15%                  0.05%
All Goldman Sachs Trust Equity Funds -- Class R Shares                  0.50%               0.15%                  0.10%
All Goldman Sachs Trust Fixed Income Funds -- Class R Shares            0.50%               0.15%                  0.05%
All Goldman Sachs Trust Equity Funds -- Class IR Shares                 0.00%               0.15%                  0.10%
All Goldman Sachs Trust Fixed Income Funds -- Class IR Shares           0.00%               0.15%                  0.05%

                                                                                       ADMINISTRATIVE       ADDITIONAL SERVICE
PORTFOLIO                                                          SERVICE FEES (1)       FEES (1)               FEES (2)
---------------------------------------------------------------------------------------------------------------------------------
All Goldman Sachs Trust Equity Funds -- Service Shares                  0.25%               0.25%                  0.15%
All Goldman Sachs Trust Fixed Income Funds -- Service Shares            0.25%               0.25%                  0.05%

------------

(1) The 12b-1, Service and Administrative Fees are paid out of Fund assets. Each quarter's 12b-1, Service and Administrative Fees shall be determined based on assets in the account at the end of each quarter and each quarterly 12b-1, Service and Administrative Fees will be independent of every other quarterly fee.

(2) The Additional Service Fees are paid from the profits of Goldman, Sachs & Co. and/or its affiliates.

               FIFTH AMENDMENT TO RETAIL PARTICIPATION AGREEMENT
                                     AMONG
                              GOLDMAN SACHS TRUST
                              GOLDMAN, SACHS & CO.
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT dated February , 2011 (the "AMENDMENT") and made effective January 1, 2011 to the Retail Fund Participation Agreement dated September 1, 2001 (together with all amendments, supplements and exhibits thereto, the "AGREEMENT") is made and entered into by and among Hartford Life Insurance Company ("HLI"or the "COMPANY"), Goldman Sachs Trust, ("FUND"), and Goldman, Sachs & Co. ("FUND DISTRIBUTOR" or "UNDERWRITER"). Together, Hartford, Fund and Underwriter are referred to as the "PARTIES".

WHEREAS, the Parties wish to amend the agreement Article I of the Agreement in order to accommodate funds with redemption fees;

WHEREAS, the Parties wish to amend the Agreement by deleting Schedule A and Schedule B to the Agreement and replacing it with Schedule A and Schedule B attached to this Amendment; and

WHEREAS, Hartford Securities Distribution Company, Inc.("HSD"), a broker-dealer registered with the Securities Exchange Commission under the Securities Act of 1934, a member of the Financial Industry Regulatory Authority, and affiliate of Company.

NOW, THEREFORE, the Parties hereby amend the Agreement as follows:

1.  HSD is hereby added as a party to this Agreement.

2. Section 9.1(a) is hereby amended to add the following to the end of the section:

     If to Hartford Securities Distribution Company, Inc.:

            Hartford Securities Distribution Company, Inc.
            200 Hopmeadow Street
            Simsbury, Connecticut 06089
            Attention: Vice President, RPG

3.  Article I is hereby amended to include section 1.11:

     a. HLI does not have the capability to assess, collect or remit any mutual fund redemption fees with respect to the Funds offered under this Agreement. HLI may have limited capability to do so in the future.

4. Schedule A to the Agreement is hereby deleted in its entirety and replaced with the new Schedule A attached hereto.

5. Schedule B to the Agreement is hereby deleted in its entirety and replaced with the new Schedule B attached hereto.

6. In all other respects, the terms of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the first date written above.

GOLDMAN, SACHS & CO.                   HARTFORD LIFE INSURANCE COMPANY

By:    /s/ James A. McNamara           By:    /s/ Richard E. Cady
       ------------------------------         ------------------------------
Name:                                  Name:  Richard E. Cady
Title:                                 Title: Assistant Vice President

GOLDMAN SACHS TRUST

By:    /s/ James A. McNamara
       ------------------------------
Name:
Title:

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts.

                                   PORTFOLIOS

All Series of the Goldman Sachs Trust (A,S, I, IR and R, excluding Money market funds).

                                   SCHEDULE B

                                  COMPENSATION

In consideration of the services provided by the Company, GOLDMAN SACHS TRUST and GOLDMAN, SACHS & CO. agree to pay the Company or HSD an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

Fees paid in accordance with each Fund's Rule 12b-1 plan identified below will be made payable to HSD. Sub T/A Fees paid for sub-accounting/recordkeeping services will be made payable to the Company.

PORTFOLIO                                 12B-1 FEES (1)   SUB-TA FEES (3)   ADDITIONAL REVENUE (2)
----------------------------------------------------------------------------------------------------
Class A Shares -- Equity Funds                 0.25%             0.15%                 0.15%
Class A Shares -- Fixed Income Funds           0.25%             0.15%                 0.15%
Class C Shares -- Equity Funds                 1.00%             0.15%                 0.15%
Class C Shares -- Fixed Income Funds           1.00%             0.15%                 0.15%
Institutional Shares -- Equity Funds           0.00%             0.00%                 0.15%
Institutional Shares -- Fixed Income
 Funds                                         0.00%             0.00%                 0.15%
Retirement Shares -- Equity Funds              0.50%             0.15%                 0.15%
Retirement Shares -- Fixed Income Funds        0.50%             0.15%                 0.15%
Institutional Retirement Shares --
 Equity Funds                                  0.00%             0.15%                 0.15%
Institutional Retirement Shares -- Fixed
 Income Funds                                  0.00%             0.15%                 0.15%

                                                      ADMINISTRATIVE
PORTFOLIO                        SERVICE FEES (1)        FEES (3)        ADDITIONAL REVENUE (2)
-------------------------------------------------------------------------------------------------
Service Class Shares -- Equity          0.25%               0.25%                  0.15%
Service Class Shares -- Fixed
 Income                                 0.25%               0.25%                  0.15%

Wire & ACH instructions for Hartford Securities Distribution 12b-1 and Service
Fees:

Bank of America
Hartford, CT 06115

Acct Name: Hartford Securities Distribution Company
ABA #026009593
Acct # 50451925

Wire or ACH instructions are subject to change without necessitating an amendment and any such change will be communicated to the Fund by the Company

Please ensure Fund company name, fee type and payment period incurred are included in the wire or ACH